AEMETIS

Aemetis, Inc. (Nasdaq: AMTX)

Leading the Production of Below Zero Carbon Intensity Renewable Natural Gas and Renewable Fuels For Airplanes, Trucks, Cars and Electric Vehicles

April 21, 2021

Disclaimer

This presentation contains forward-looking statements, including statements regarding our assumptions, projections, expectations, targets, intentions or beliefs about future events or other statements that are not historical facts. Forward-looking statements in this presentation include, without limitation, statements relating to our five-year growth plan, future growth in revenue, net income and adjusted EBITDA, the market size for our products, expansion into new markets, our ability to commercialize and scale licensed patented technology, the ability to obtain sufficiently low Carbon Intensity scores to achieve below zero carbon intensity transportation fuels, the development of the Aemetis Biogas Central California Dairy Project, the development of the Aemetis Carbon Zero 1 plant at the Riverbank site, the upgrades to the Aemetis Keyes ethanol plant, the development of our carbon capture and sequestration projects, and the ability to access the funding required to execute on project construction and operations. Words or phrases such as "anticipates," "may," "will," "should," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "showing signs," "targets," "will likely result," "will continue," "enable" or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on current assumptions and predictions and are subject to numerous risks and uncertainties. Actual results or events could differ materially from those set forth or implied by such forward-looking statements and related assumptions due to certain factors, including, without limitation, competition in the ethanol, biodiesel and other industries in which we operate, commodity market risks including those that may result from current weather conditions, financial market risks, customer adoption, counter-party risks, risks associated with changes to federal policy or regulation, and other risks detailed in our reports filed with the Securities and Exchange Commission (the "SEC"), including our Annual Report on Form 10-K for the year ended December 31, 2020, and in our subsequent filings with the SEC. We are not obligated, and do not intend, to update any of these forward-looking statements at any time unless an update is required by applicable securities laws.

Non-GAAP Financial Information

We have provided non-GAAP measures as a supplement to financial results based on GAAP. A reconciliation of the non-GAAP measures to the most directly comparable GAAP measures is included in the accompanying supplemental data. Adjusted EBITDA is defined as net income/(loss) plus (to the extent deducted in calculating such net income) interest expense, loss on extinguishment, income tax expense, intangible and other amortization expense, accretion expense, depreciation expense, and share-based compensation expense.

Adjusted EBITDA is not calculated in accordance with GAAP and should not be considered as an alternative to net income/(loss), operating income or any other performance measures derived in accordance with GAAP or to cash flows from operating, investing or financing activities as an indicator of cash flows or as a measure of liquidity. Adjusted EBITDA is presented solely as a supplemental disclosure because management believes that it is a useful performance measure that is widely used within the industry in which we operate. In addition, management uses Adjusted EBITDA for reviewing financial results and for budgeting and planning purposes. EBITDA measures are not calculated in the same manner by all companies and, accordingly, may not be an appropriate measure for comparison.

Aemetis Overview

Aemetis means "One Prudent Wisdom"

Ae means One in Scottish. In Greek, Metis is the prudent mother of Athena (goddess of wisdom).

Mission

Replace high carbon intensity petroleum products with "Below Zero" renewable fuels and byproducts to reverse Climate Change caused by greenhouse gases warming our planet.

Strategy

Lead the renewable fuels industry transition to Below Zero Carbon Intensity inputs from non-food, low cost agricultural and forest waste sources to maximize California Low Carbon Fuel Standard (LCFS), US Renewable Fuel Standard (RFS), and IRS 45Q credit values.


Fig 1. Total Credits and Deficits (MT)
for All Fuels Reported Q1 2011 - Q3 2020
Metric Tons (MT)
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
Credits
Deficits
Cummulative Bank

Third Generation Technology to Reverse Climate Change

1st Generation Renewable Energy = Use the Sun's energy

Solar, Wind, Hydro and Nuclear do not absorb carbon from the atmosphere. These energy sources are slowing the rate of heating the Earth as coal and natgas plants continue to operate globally.

2nd Generation Renewable Energy = Use the Sun's Energy and Absorb CO2

Renewable fuels use large scale agriculture to absorb sunlight and CO2 in photosynthesis, including renewable diesel, ethanol, biodiesel, and jet fuel. The renewable CO2 is emitted during production.

3rd Generation Renewable Energy = Use Sun's Energy, Absorb and Sequester CO2

Using renewable fuels for Carbon Capture & Sequestration (CCS) siphons carbon from the atmosphere into crops which are converted into renewable fuels, then the solar energy is released as transportation energy while the CO2 from biofuels production is injected underground.

3rd Generation Renewable Energy maximizes California Low Carbon Fuel Standard (LCFS), US Renewable Fuel Standard (RFS), and IRS 45Q credit values.

These regulations are an objective measure of the positive impact of each project on reversing Climate Change.

Below Zero Carbon Intensity Market Opportunity

- **Dairy RNG at -426 Carbon Intensity generates revenues of $142 per MMBTU (at $200 LCFS and $3.00 D3 RIN)**
- **Cellulosic Hydrogen to be used in Aemetis "Carbon Zero" jet/diesel plants is estimated -80 Carbon Intensity compared to +170 CI Hydrogen from petroleum natural gas used by almost all renewable jet/diesel plants**
- **Carbon Capture & Sequestration is expected to generate $250 per metric tonne of CO2 from LCFS/IRS 45Q**
- Federal and California low carbon renewable fuel standards require oil refiners and other obligated parties to blend increasing amounts of renewable fuels into transportation fuel sold in the United States.
- Renewable fuels with below zero carbon intensity, such as dairy biogas and cellulosic biofuels from orchard waste, generate more revenues than traditional renewable fuels which have higher carbon intensity.
- The 2007 Federal Energy Independence and Security Act states military, economic and environmental reasons for increasing renewable fuels to 36 billion gallons per year in the US.



Lower Value Fuel (Higher Carbon)
Ethanol (D6)
Traditional corn ethanol 30% carbon reduction
Advanced Biofuels (D5)
Sugarcane ethanol, renewable heating oil 50% carbon reduction
Biodiesel (D4)
Biodiesel and renewable diesel 50% carbon reduction
Below Zero Carbon Cellulosic Ethanol and Renewable Natural Gas
Below Zero CI Biofuels and Dairy Renewable Gas (D3)
Higher Value Fuel (Lower Carbon)

Economic incentives created by state and federal regulatory frameworks support the production of renewable natural gas and advanced biofuels from non-food feedstocks by providing valuable renewable fuel credits known as California LCFS credits, federal RINs and IRS 45Q. Oregon and other states are now adopting the California carbon reduction program.

Aemetis Overview

Company:

- Founded 2006 in Cupertino, CA by former co-founder of $1.6 billion revenues Pacific Ethanol (Nasdaq: ALTO)
- $166 million revenues (2020) with $300 million of assets (build cost)
- **Experts in building and operating Low and "Below Zero" Carbon Intensity (CI) renewable fuels projects**

Projects:

- **Built, operating and now expanding -426 carbon intensity Dairy RNG project that replaces petroleum diesel**
- **Building 45 mgy "Carbon Zero" renewable diesel/jet fuel plants in California using cellulosic hydrogen**
- **Developing Carbon Capture & Sequestration (CCS) injection wells at the two biofuels plant sites in California**
- Own, operating and upgrading 65 mgy biofuels plant in California to increase LCFS, RFS and 45Q values
- Built, operating and expanding 50 mgy low carbon biofuels plant in India using low CI feedstocks





Aemetis Overview

- **Below Zero Carbon Dairy RNG and Biofuels Projects Planned**
  - ***Dairy Renewable Natural Gas (dRNG) Project*** in Central California to produce RNG with carbon intensity of -426 under California LCFS program
    - Phase I <u>Completed</u>: Two dairy digesters, 4 mile pipeline, biogas boiler
    - Phase II: 15 digesters, 30 mile pipeline, gas cleanup, utility, RNG station
    - Phase III: 35 digesters, pipeline, gas cleanup, utility pipeline injection
  - ***"Carbon Zero" Renewable Jet/Diesel Plants using Cellulosic Hydrogen***
    - 45 million gallon renewable jet and diesel fuel plant using below zero carbon intensity cellulosic hydrogen at former Army Ammunition Plant in Riverbank, CA with planned plant expansion on the 142 acre site
  - ***Carbon Capture & Sequestration (CCS) Injection Wells*** at the two biofuels plant sites in California with planned capacity of 2 million MT of CO2/year
- **Upgrading Existing Biofuels Plants to Reduce Carbon Intensity**
  - ***65 million gallon California Ethanol Plant*** in Keyes, California
    - 65 million gallon per year ethanol, animal feed and distillers corn oil
    - Planned Upgrades: Solar array with battery storage, Mitsubishi ZEBREX ceramic dehydration, Mechanical Vapor Recompression, cellulosic sugar extracted from waste wood to produce cellulosic ethanol (remaining lignin gasified for hydrogen used at jet/diesel plant)
  - ***50 million gallon India Distilled Biodiesel Plant*** on East Coast of India
    - <u>Completed</u> upgrades to 50 million gallon per year capacity distilled biodiesel and refined glycerin facility with waste oil feedstock unit

Key Facts *as of April 2021*	
Symbol	NasdaqGM: AMTX
Revenue	$166 million (2020)
Market Cap	$500 million
Project Investment	$302 million (build cost)
Senior Debt	$190 million
EB-5 Sub-Debt	$39 million received (1% avg interest rate) $172 million of additional EB-5 funding is approved at <1% interest rate with National Interest Expedite

Highly Experienced Management and Board of Directors



Eric McAfee - Chairman of the Board and CEO

- Founder of *Aemetis (NASDAQ: AMTX)* and co-founder of $1.6 billion revenues *Alto Ingredients (NASDAQ: ALTO)*
- Founding shareholder of oil production company *Evolution Petroleum (NYSE: EPM)*
- Founded eight public companies and funded twenty-five private companies as principal investor



Todd Waltz - EVP and CFO

- Joined Aemetis in 2007
- Served in senior financial management roles with Apple for 12 years
- Ernst & Young CPA



Andy Foster - EVP and President, Aemetis Advanced Fuels

- Joined Aemetis in 2006
- Senior executive at three Silicon Valley tech companies
- Served in the George H.W. Bush White House (1989-1992) as Associate Director of the Office of Political Affairs
- Deputy Chief of Staff for Illinois Governor Edgar for five years



Sanjeev Gupta - EVP and President, Aemetis International

- Joined Aemetis in 2007
- Previously head of petrochemical trading company with $250 million of annual revenue and offices on several continents

Board of Directors

Lydia Beebe – Former 38 years at Chevron, including Senior Chevron Corporate Officer for 20 years

John Block – Former U.S. Secretary of Agriculture from 1981-86 under President Reagan

Fran Barton - Former CFO of five high tech companies with revenues more than $1 billion

Naomi Boness, PhD – Head of Stanford Univ Natural Gas Initiative; former Chevron project planning and strategy

Our highly experienced management team and board of directors have extensive industry knowledge, regulatory relationships, project development and operational experience.

Aemetis Projected Revenue Growth by Business Unit



$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
35% CAGR REVENUES
$238M
$333M
$507M
$783M
$1.07B
2021
2022
2023
2024
2025
California Ethanol
India Biodiesel
Dairy RNG
Jet/Diesel with Below Zero CI Hydrogen

1. The information on this slide constitutes forward-looking statements as described on slide 2 of this presentation. All Revenues, Net Income, and Adjusted EBITDA projections are subject to change and based upon current expectations.
2. **Projections do not include**: $1.00 per gallon renewable diesel federal tax credit, or $250 per metric tonne of CO2 Carbon Capture & Sequestration (CCS) value from LCFS and IRS 45Q.

Aemetis Projected EBITDA Growth by Business Unit


$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
109% CAGR EBITDA
$8M
$55M
$124M
$214M
$325M
2021
2022
2023
2024
2025
California Ethanol
India Biodiesel
Dairy RNG
Jet/Diesel with Below Zero CI Hydrogen

1. The information on this slide constitutes forward-looking statements as described on slide 2 of this presentation. All Revenues, Net Income, and Adjusted EBITDA projections are subject to change and based upon current expectations.
2. **Projections do not include**: $1.00 per gallon renewable diesel federal tax credit, or $250 per metric tonne of CO2 Carbon Capture & Sequestration (CCS) cash flow from LCFS and IRS 45Q.

Revenue and Adjusted EBITDA Growth Plan

Projected Consolidated Revenues, Net Income and EBITDA Summary[1]					
Revenues (millions)	**2021**	**2022**	**2023**	**2024**	**2025**
California Ethanol	$175.0	$178.9	$185.6	$193.8	$201.0
India Biodiesel	52.1	95.6	115.8	182.5	225.0
Dairy RNG	8.9	55.2	95.8	134.8	175.5
Jet/Diesel with Below Zero CI Hydrogen	2.6	3.5	110.1	272.3	467.1
Corporate	-	-	-	-	-
Total Revenues	**$238.6**	**$333.2**	**$507.4**	**$783.3**	**$1,068.6**
Net Income (millions)	**2021**	**2022**	**2023**	**2024**	**2025**
California Ethanol	$(21.7)	$(13.1)	$(4.6)	$8.0	$16.4
India Biodiesel	3.8	4.5	4.1	9.3	20.7
Dairy RNG	(10.1)	24.3	52.1	78.2	135.5
Jet/Diesel with Below Zero CI Hydrogen	(0.6)	(0.5)	5.3	21.4	63.4
Corporate	(11.7)	(12.8)	(14.1)	(14.4)	(16.3)
Total Net Income	**($40.2)**	**$2.5**	**$42.9**	**$102.4**	**$219.8**
Adjusted EBITDA (millions)	**2021**	**2022**	**2023**	**2024**	**2025**
California Ethanol	$6.4	$12.8	$18.8	$24.3	$30.0
India Biodiesel	4.1	8.3	10.3	17.2	31.6
Dairy RNG	4.1	43.1	75.6	107.6	141.4
Jet/Diesel with Below Zero CI Hydrogen	(0.5)	(0.5)	29.6	77.1	136.5
Corporate	(6.1)	(8.2)	(10.3)	(12.4)	(14.2)
Total Adjusted EBITDA	**$8.0**	**$55.5**	**$124.0**	**$213.7**	**$325.3**

1. The information on this slide constitutes forward-looking statements as described on slide 2 of this presentation. All Revenues, Net Income, and Adjusted EBITDA projections are subject to change and based upon current expectations.
2. **Projections do not include**: $1.00 per gallon renewable diesel federal tax credit or $250 per metric tonne of CO2 Carbon Capture & Sequestration (CCS) value from LCFS and IRS 45Q.

Net Income to EBITDA Reconciliation

Projected Consolidated Net Income to Adjusted EBITDA Reconciliation[1]

Net Income to EBITDA (millions)	2021	2022	2023	2024	2025
Net income	$(40.2)	$2.5	$42.9	$102.4	$219.8
Depreciation	5.7	7.9	16.2	26.4	35.8
Stock compensation	0.9	0.7	0.7	0.7	0.7
Service stock	0.0	0.0	0.0	0.0	0.0
Interest income	0.0	0.0	0.0	0.0	0.0
Interest, amortization and accretion	41.6	42.9	62.8	81.1	62.0
Income taxes	0.0	1.4	1.4	3.1	7.0
Adjusted EBITDA	**$8.0**	**$55.5**	**$124.0**	**$213.7**	**$325.3**

1. The information on this slide constitutes forward-looking statements as described on slide 2 of this presentation. All Revenues, Net Income, and Adjusted EBITDA projections are subject to change and based upon current expectations.
2. **Projections do not include**: $1.00 per gallon renewable diesel federal tax credit or $250 per metric tonne of CO2 Carbon Capture & Sequestration (CCS) value from LCFS and IRS 45Q.

Plan for Revenue and Earnings Growth: California Ethanol Plant





Ethanol Plant Upgrades	
High Grade Sanitizer Alcohol (2020-21)	15 million gallons
Solar Array with Battery for Zero CI Electricity (2021)	Zero carbon electricity
Mechanical Vapor Recompression to reduce Natgas by 60%+ (2022)	Natgas -> Power

Reduce Carbon Intensity
GREET Pathway Carbon Intensity score (2019)
Constructed CO2 plant to earn cash and tax credits (2020) from CO2 in food production
Installing ZEBREX™ Mitsubishi membrane dehydration system to reduce natural gas use by 20% (2021)

- Reduced natural gas and electricity costs creates $8 million of Projected EBITDA per year
- Reduced carbon intensity under LCFS generates $15 million of Projected EBITDA

AEMETIS

Aemetis Biogas:
Negative Carbon Intensity Renewable Natural Gas for Trucks, Biofuels Production and Electric Vehicles

Plan for Revenue and Earnings Growth: Below Zero CI Dairy RNG Project

Aemetis Dairy RNG Digesters, Pipeline, Gas Cleanup and Utility Interconnection Project

Constructing biomethane digesters at dairies connected by pipeline to a gas cleanup and compression facility at existing Aemetis ethanol plant to collect dairy biogas and produce Renewable Natural Gas (RNG) to displace diesel.

Products and Key Markets

- Carbon intensity negative 426
- Biogas used by ethanol plant monetizes LCFS value
- RNG sales to local trucking customers via onsite station
- RNG sold into natural gas pipeline
- May be converted to Electricity for EV and hybrid vehicles

Growth

- Two digesters and 4-mile pipeline completed Q3 2020
- 15 new dairy digesters and 30+ mile pipeline expected in Q2 2022
- Planned Expansion to 50+ dairies (of 1,200 dairies in CA) and $100+ million annual cash flow with 25 year agmts
- Ethanol plant supplies about 80 dairies with animal feed

Dairy Digester Planned Expansion



Aemetis Ethanol Plant
Completed Dairy Digesters
Denair
Pipeline
Pipeline
99
165
Phase 2 Dairy Digesters
Delhi
Hilmar
Stomar

2 –> 2020YE

17 –> 2022YE

52 –> 2025YE

Plan for Revenue and Earnings Growth: Below Zero CI Dairy RNG Project

$102 million dRNG Project Funding Plan for Phase I (Completed) and Phase II

- Automatically-redeemed preferred equity for $30 million (already funded)
- $23 million of California grants awarded for digesters, gas cleanup and interconnect to utility pipeline
- Grant for RNG dispensing station at Keyes plant
- USDA Renewable Energy for America Program (REAP) $100 million US govt guaranteed loan (pending)

Ongoing dRNG Project Funding Plan

- $60 million yearly projected revenues from Phase I+II projected to generate $40+ million annual EBITDA to fund USDA or tax-free financing for additional 10 dairies per year through year 2025 (and continuing thereafter)



Sustainable Advantage in Below Zero Carbon Intensity Dairy RNG

- Aemetis has established a **significant competitive advantage with -426 CI dairy Renewable Natural Gas in CA**
  - California passed Senate Bill 1383 to cause dairies to capture methane from dairy waste lagoons or buy LCFS credits to offset methane emissions
    - About 1,200 dairies with 1.7 million cows in California (Wisconsin ranks 2nd with 1.2 million cows)
    - 25% of methane emissions in California are emitted from dairy lagoons
- **Existing Aemetis 65 million gallon ethanol plant supplies** about 2 million pounds per day of **animal feed to about 120,000 dairy cows at approximately 80 dairies in the Central Valley** near the Keyes plant
- Aemetis Biogas funds, builds, owns, operates and **generates RNG project revenues immediately by using biogas in the Aemetis ethanol plant as soon as production begins, without waiting for permitting and construction of RNG gas cleanup hub and utility pipeline interconnection**
  - Dairies sign 25 year supply and lease agreements with Aemetis Biogas at fixed rates
  - Estimated $6 million average capex cost per dairy for digester, H2S removal unit, pressurized pipeline, biogas cleanup, compression, and utility pipeline interconnection
  - Aemetis Biogas Phase I and II with 17 dairies is expected to **produce 450,000 MMBTU of dRNG per year**
- **Strong relationships with dairies for feed supply enabled Aemetis to sign 17 dairy participation agreements for waste feedstock for RNG production and land lease for digesters in about a year and obtain $23 million of grants** from CDFA, CEC and PG&E for the 17-dairy Phase I and II expected to be built and operating Q2 2022
- Credibility and previous work with County and State permitting agencies enabled Aemetis to build Phase I with 2 dairy digesters, pipeline and Keyes plant biogas unit <u>in only 1 year</u> (compared to up to five years for digesters by other CA developers) – **CEQA approval has been obtained for entire 36 mile pipeline of Phase II**
  - **Having the trust of the dairy owner is the key to rapid growth in dairy RNG**, since a 25 year supply contract and land lease is a substantial relationship commitment by the dairy owner

AEMETIS

Aemetis Carbon Capture:
Carbon Capture & Sequestration (CSS) of CO2 for Renewable Fuels Plants in California

Aemetis Carbon Capture and Sequestration Projects in California

- Formerly an inland ocean now known as the Central Valley of California
  - Light green area shows shale geological storage containing saline water for CCS
  - Shale caprock layer at approximately 7,000 ft depth and basement layer below CO2 storage formation
- There are currently no operational CCS projects in the State of California
  - Few CCS projects in active development in California
- Aemetis plans to sequester 2 million metric tonnes of CO2 per year at two biofuel plant sites in CA:

  - 400,000 MT of CO2 per year expected from Aemetis biogas and biofuels plants

  - 1.6 million MT of CO2 per year expected using CO2 supplied by other renewable fuels plants and oil refineries
- Planned two million MT of CO2 sequestered each year could generate up to $500 million of annual revenues (assuming average of $200 LCFS and $50 IRS 45Q)



Chapter 3: The CCS Opportunity in California
FIGURE 3-12
CCS PROJECT DEVELOPMENT OPPORTUNITIES
Emissions source
Notional CO2 pipeline route following existing pipeline right of ways
Potential geologic storage (after applying stage 1 and stage 2 criteria)
Aemetis Carbon Zero Jet/Diesel Plant
Aemetis Advanced Fuels Ethanol Plant
San Francisco Bay Area Hub
South Bay gathering system
Salinas gathering system
Desert gathering system
Salton Sea gathering systems
Los Angeles Hub
Stanford

Ethanol Plants are Largest Reduction in Costs = Highest Value CCS Projects

FIGURE 3-14

MARGINAL ABATEMENT CURVE BY FACILITY



Total Cost with LCFS, 45Q ($/tCO2)
$100
50
0
-50
-100
-150
10
20
30
40
50
60
Annual Emissions Abated (MtCO2/yr)
Ethanol
Refinery
Hydrogen
CHP
Cement
NGCC

The 34 facilities on the left side of the graph that show negative costs can generate positive revenues. The opposite is true for the 42 facilities on the right side of the graph. Note that the crossover on this graph from negative to positive costs occurs at 21.5 $MtCO_2$/yr abated.
Source: Energy Futures Initiative and Stanford University, 2020.

k Abatement cost = capture cost ($/t$CO_2$) + storage cost ($/tCO_2) plus incentives (LCFS and 45Q credits where applicable, in $/t$CO_2$)

Energy Futures Initiative | Stanford Precourt Institute for Energy | Stanford Earth Stanford Center for Carbon Storage

Emission Comparison and Capture Cost


FIGURE 3-13
COMPARISON OF EMISSIONS AND CAPTURE COST (BY FACILITY AND SUBSECTOR)
Ethanol
Refinery
Hydrogen
CHP
Cement
NGCC
A. Emissions per year by individual facility
CO_2 Emissions (MtCO_2)
B. Average emissions of CO_2 per year by facility type
CO_2 Emissions (MtCO_2)
C. Capture cost by individual facility
$/t$CO_2$
D. Weighted average (by emissions) Capture cost by facility type
$/t$CO_2$
Emissions volumes and capture costs for the 76 candidate facilities analyzed in this study. Source: Energy Futures Initiative and Stanford University, 2020.
Stanford

- Decreased Capture Cost with Pre-existing On Site CO2 Compression system
- Inverse relationship between plant emissions and storage capability
- Highest Emitters lack the geological positioning
- Aemetis has ability to receive CO2 by rail and inject into well

Sustainability:

FIGURE 3-15

GENERAL BUSINESS CONFIGURATION OF AN ETHANOL PRODUCTION FACILITY WITH CARBON CAPTURE AND CO-LOCATED STORAGE


Modeled Investor Cash Flow
Investor Cash Flow ($MM)
2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 2045
LCFS Market
LCFS Revenue
LCFS Credits
Ethanol Plant
LCFS Revenue
CO_2
ProjectCo
Capturing Facility
CO_2
Geologic Storage
Capital
Investments
45Q
Dividends
Investors

1. Initial capital is made available to the ProjectCo from investors.
2. This includes tax equity investors who are essentially buying the 45Q tax credits.
3. Once operational, the capture facility receives CO_2 from the ethanol production facility and stores it within the permitted geologic storage location onsite and the ethanol facility generates LCFS credits from its capture efforts.
4. LCFS credits can be sold at market rates and receive LCFS revenues, a portion of which is contributed to the ProjectCo.
5. A portion of earnings resulting from the LCFS credit sale may eventually be transferred to investors in the form of a dividend (cash distribution).
6. Since tax equity investors are only obliged to contribute 50 percent of the cost of 45Q tax credits upfront, there will be ongoing investments through the lifecycle of the capture operation.

Positive cash flow (for duration of LCFS, assumed 15 years) indicates ethanol with CCS is an investable project. *Source: Energy Futures Initiative and Stanford University, 2020.*

Stanford | Precourt Institute for Energy   Stanford EARTH | Stanford Center for Carbon Storage

70

Aemetis Carbon Capture & Sequestration Project Leaders

ATSI: Carbon Sequestration Project Manager, Engineering and EPC

- For more than 40 years, ATSI has provided world-class Front-End Engineering Design (FEED/FEL), project management, EPC and commissioning services
- Major projects completed at more than 60 oil refineries, including commissioning of $10 billion oil refinery
- Completed 138 commercial projects in 21 different states

Baker Hughes: Underground Engineering and Well Drilling

- Leading natural gas and crude oil drilling company
- $20 billion market value
- Operates in 120+ countries
- CCUS Technology Solutions include:
  - Pre-FEED and FEED consultation and project design
  - Capture and purification
  - Injection Well design and construction for storage
  - Micro-seismic expertise

AEMETIS

Aemetis "Carbon Zero" Plants: Renewable Jet/Diesel Fuel Produced Using Negative CI Cellulosic Hydrogen and Zero CI Electricity

Millions of Tons of Local Below Zero Carbon Intensity Feedstock

Biomass-to-Energy Plants Closing in California

- Biomass-to-Energy plants decreased from 33 plants to 5 plants
- Unable to compete with subsidized solar and wind energy

More than 1 million acres of Almonds in California

- 2+ million tons/year of Ag Waste that is usually burned in the field
- Almond Growers pay for orchard removal
- **Negative 100 Carbon Intensity expected**



Tons Projected in San Joaquin County:
12200 (2017)
18200 (2018)
20580 (2019)
24760 (2020)
San Joaquin County
Riverbank Site
Tons Projected in Stanislaus County:
48980 (2017)
41960 (2018)
91980 (2019)
84240 (2020)
Stanislaus County
Merced County
Tons Projected in Merced County:
40000 (2017)
29480 (2018)
76820 (2019)
85140 (2020)
San Francisco
San Jose
Santa Cruz
Salinas
Fresno

Field Burning Increasing without Market for Waste Wood



Emissions (Tons per Day)
25
20
15
10
5
0
1998-2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Forecasted
NOx and PM2.5 Ag Burn Emissions



Sacramento
Santa Rosa
San Francisco
San Jose
Salinas
Fresno
CALIFORNIA
Visalia
50 Mile Radius
100 Mile Radius

Source: San Joaquin Valley Air Control District Emergency Meeting on Open Burning November 2017

UC Davis Feedstock Study Results



Acres Harvested and Projected
Harvested (1,000 Acres)
Almond
Projected Almond
Walnut
Walnut Projected
1,600
1,400
1,200
1,000
800
600
400
200
0
1960
1970
1980
1990
2000
2010
2020
2030
2040



Gross Biomass Totals (2016)
Total
Almond Biomass
Walnut Biomass
Pistachio Shells
Biomass (1,000 BDT)
1,600
1,400
1,200
1,000
800
600
400
200
0
0
50
100
150
200
250
Miles from Facility



Thousand Tons Burned
1000
900
800
700
600
500
400
300
200
100
0
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Study Conclusions

- Confirmed air emissions assumptions for carbon intensity score under LCFS
- Confirmed biomass growth and availability
- Projected feedstock pricing
- 20-year guaranteed supply due to lifecycle of trees

Below Zero Carbon Intensity Feedstock Contract Signed

- Negative carbon intensity feedstock supply agreement for orchard waste wood in Central California
- 20-year orchard waste wood supply agreement at fixed prices
- Signed with one of the largest almond wood and walnut wood processors in the world
- 130,000+ ton per year supply agreement for orchard waste wood for about $20 per ton
- Price adjustment for actual trucking costs during contract period
- Trucks moving waste wood are scheduled to use negative 426 carbon intensity, dairy Renewable Natural Gas from Aemetis Biogas project at low cost to trucking operators



“Carbon Zero” Renewable Jet/Diesel Plants using Cellulosic Hydrogen

Feedstock	Gasification	Syngas to Hydrogen




Feedstock
Electricity
Byproduct
Syngas

Syngas converted to -80 CI Cellulosic Hydrogen

Zero Carbon Intensity Electricity from Hydroelectric Power

Biomass Feedstock (Negative CI)

- ***Orchard Wood Waste***
- ***Vineyard Wood Waste***
- ***Forest Waste (CI varies)***

Pre-Extraction of Sugars to Produce Cellulosic Ethanol at Keyes plant

Non-Edible Oils

- ***Distillers Corn Oil***
- ***Tallow***
- ***Camelina/Carinata***

Hydroprocessing of non-edible Oils

Jet and Renewable Diesel

"Carbon Zero" Renewable Jet/Diesel Plants with Cellulosic Hydrogen

Projected Income Statement for Carbon Zero Plants[1]

	2021	2022	2023	2024	2025
Operating Plant Capacity (mgy)	-	-	23	56	90
(Amounts in millions)					
Revenue	**$2.6**	**$3.5**	**$110.1**	**$272.3**	**$467.1**
COGS	2.6	3.4	85.5	209.2	354.0
SG&A	0.6	0.5	1.3	1.7	1.7
Net Income	$ (0.6)	$ (0.5)	$5.3	$21.4	$63.4
Adjusted EBITDA	**$ (0.5)**	**$ (0.5)**	**$29.6**	**$77.1**	**$136.5**

Construction of the Aemetis "Carbon Zero" Renewable Jet/Diesel Plants with Cellulosic Hydrogen implement patented technologies to produce high value, low carbon renewable fuels.

1. The information on this slide constitutes forward-looking statements as described on slide 2 of this presentation. All Revenues, Net Income, and Adjusted EBITDA projections are subject to change and based upon current expectations.

Riverbank, California Site

- Former Army Ammunition Plant
- 142 acres of industrial and commercial land
- 710,000 s.f. of existing buildings
- Railroad with 120 railcar storage
- 100% low carbon hydroelectric power with onsite substation
- Air emissions permits from former operations
- Feedstock storage areas adjacent to plant


RIVERBANK





“Carbon Zero” Renewable Jet/Diesel and Cellulosic Biofuels Site Layout


N
1. Lease Boundary
2. Emergency Flare
3. Cooling Tower
4. Receiving Baghouse
5. Dryer RTO
6. Boiler
7. Distribution Baghouse
8. Thermal Oxidizer
9. Diesel Genset
10. WWTP Standby Flare
11. Firewater Pump Engine
12. Nearest Businesses
13. Nearest Residences
14. Connect/Disconnect
15. Denaturant Tank
16. Pre-cleanup Syngas
17. Post Cleanup Syngas

[1] Subject to revision pursuant to project development and permitting requirements

Riverbank: Aemetis Awarded Exclusive Right to Acquire Site

City of Riverbank

Local Redevelopment Authority

March 28, 2018

VIA EMAIL
Mr. Jeff Welch
AEMETIS, Inc.

Dear Jeff:

On behalf of the City of Riverbank Local Redevelopment Authority ("LRA"), I am pleased to inform you that at their March 27th City Council/LRA meeting, the LRA Board decided to commence exclusive master developer negotiations with the AEMETIS team in accordance with Section 5.3 of the Request for Proposals for Master Developer Services at the Riverbank Industrial Complex.

- Existing 55-year lease is signed, enabling full project development
- Final Master Developer Agreement expected to be signed Q2 2021
- Aemetis purchase of the 142 acre Riverbank site included in MDA

InEnTec Gasifier Produces Negative Carbon Intensity Cellulosic Hydrogen



WASTE FEED MATERIALS
✓ Biomass
✓ Municipal Solid Waste
✓ Industrial Waste
✓ Medical Waste
✓ Hazardous Waste
✓ Radioactive
✓ Petroleum Products
ENERGY PRODUCTS
✓ Fuel Gas
✓ Power
✓ Hydrogen
✓ Liquid Fuels
BENEFICIAL BYPRODUCTS
✓ Metals Recovery
✓ Vitrified Glass





AEMETIS

Aemetis Expansion Projects:
California Cellulosic Ethanol from Waste Wood Plant
India Distilled Biodiesel and Refined Glycerin Plant

USDA 9003 $125 million Loan Guarantee for Cellulosic Ethanol Plant

USDA Loan Overview

- Cellulosic biofuels project uses gasification of Below Zero Carbon Intensity waste orchard wood feedstock to produce biofuel
- USDA issued Conditional Loan Guarantee for $125 million bank loan with 80% Loan Guarantee



Meeting with USDA Secretary Tom Vilsack, Aemetis CEO Eric McAfee and board member Jack Block (former USDA Secretary under President Reagan)

Project Milestones

- Environmental Assessment Complete
- 20-year Feedstock Contracts Complete
- Integrated Demonstration Unit operated for 120 days
- Bank Approved Financial Model Complete
- CEQA Complete
- USDA Conditional Commitment Letter Complete

India Biodiesel/Glycerin Plant Fully Upgraded and Operational









- India Govt recently issued purchase tender for $900 million of biodiesel to implement National Biofuels Policy goal of 1.25 billion gallons per year

Aemetis Below Zero Carbon Products are the Leading LCFS Fuels Categories



Fig 2. Credit Percentage by Fuel
Q1 2011 - Q3 2020
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Ethanol
Biomethane
Fossil Natural Gas
Electricity
Biodiesel
Renewable Diesel
Other (Hydrogen, Renewable Naphtha, Propane, Innovative Crude & Low Complexity / Low Energy Use Refining, etc.)
(2019 Low Complexity/Low Energy Use Refinery credits are not included)

- **Aemetis is a diversified renewables company producing low and negative carbon intensity fuels:**
  - Low Carbon Renewable Ethanol, Biodiesel and Dairy RNG Production expanding with "Carbon Zero" Jet/Diesel/Hydrogen plants, as well as Carbon Capture & Sequestration of CO2 emissions
  - Adopting new technology to upgrade ethanol plant in California to reduce carbon intensity and input costs to significantly increase the value of biofuels by maximizing LCFS/RFS/IRS values
- "Circular Bioeconomy" leader, including -426 carbon intensity RNG to fuel trucks that deliver animal feed from the biofuel plant to dairies to produce biogas that makes RNG


AEMETIS

Aemetis, Inc. (Nasdaq: AMTX)

Eric McAfee, Chairman/CEO
eric.mcafee@aemetis.com